Supplement dated January 19, 2016
to the Prospectus of the following fund:
Fund	Prospectus Dated
Columbia Funds Series Trust II
Columbia Global Equity Value Fund	7/1/2015
Effective immediately, the list of portfolio managers under the caption “Fund Management” in the “Summary of the Fund” section is hereby superseded and replaced with the following:

Portfolio Manager	Title	Role with Fund	Managed Fund Since
Fred Copper, CFA	Senior Portfolio Manager	Co-manager	January 2016
Melda Mergen, CFA, CAIA	Senior Portfolio Manager and Director of U.S. Equity Investments	Co-manager	January 2016
Peter Santoro, CFA	Senior Portfolio Manager	Co-manager	January 2016
Effective immediately, the fifth and sixth paragraphs under the caption “Principal Investment Strategies” in the “More Information About the Fund” section are hereby superseded and replaced with the following:
A combination of fundamental and quantitative analysis with risk management is used in identifying investment opportunities and constructing the Fund’s portfolio.
In pursuit of the Fund’s objective, Columbia Management Investment Advisers, LLC (the Investment Manager) chooses investments by seeking to:
■	Select companies that are undervalued based on a variety of measures, including but not limited to price-to-earnings ratios, price-to-book ratios, price-to-free cash flow, current and projected dividends, sum-of-the parts or breakup value and historic relative price valuations.
■	Identify companies with moderate growth potential based on:
■	effective management, as demonstrated by overall performance;
■	financial strength; and
■	underappreciated potential for improvement in industry and thematic trends.
In evaluating whether to sell a security, the Investment Manager considers, among other factors, whether in its view:
■	The security is overvalued relative to alternative investments;
■	The security has reached the Investment Manager’s price objective;
■	The company has met the Investment Manager’s earnings and/or growth expectations;
■	The security exhibits unacceptable correlation characteristics with other portfolio holdings; or
■	The company or the security no longer continues to meet the other standards described above.
The rest of the section remains the same.
Effective immediately, the information about the portfolio managers under the caption "Primary Service Providers - Portfolio Managers" in the "More Information About the Fund" section is hereby superseded and replaced with the following:

Portfolio Manager	Title	Role with Fund	Managed Fund Since
Fred Copper, CFA	Senior Portfolio Manager	Co-manager	January 2016
Melda Mergen, CFA, CAIA	Senior Portfolio Manager and Director of U.S. Equity Investments	Co-manager	January 2016
Peter Santoro, CFA	Senior Portfolio Manager	Co-manager	January 2016
Mr. Copper joined the Investment Manager in May 2010 when it acquired the long-term asset management business of Columbia Management Group, where he worked as an investment professional since 2005. Mr. Copper began his investment career in 1990 and earned a B.S. from Boston College and an M.B.A. from the University of Chicago.
Ms. Mergen joined the Investment Manager in May 2010 when it acquired the long-term asset management business of Columbia Management Group, where she worked as an investment professional since 1999. Ms. Mergen began her investment career in 1999 and earned a B.A. from Bogazici University and a M.B.A. from the University of Massachusetts at Amherst.
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Mr. Santoro joined the Investment Manager in May 2010 when it acquired the long-term asset management business of Columbia Management Group, where he worked as an investment professional since 2003. Mr. Santoro began his investment career in 1996 and earned a B.A. from Amherst College.
The rest of the section remains the same.
Shareholders should retain this Supplement for future reference.
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